Income Tax	6 Months Ended
Jun. 30, 2020
Income Tax [Abstract]
Income Tax
Note 18. - Income Tax

The effective tax rate for the periods presented has been established based on Management’s best estimates, taking into account the tax treatment of permanent differences and tax credits.

For the six-month period ended June 30, 2020, Income tax amounted to a $3,471 thousand expense with respect to a loss before income tax of $22,721 thousand. In the six-month period ended June 30, 2019, Income tax amounted to a $27,040 thousand expense with respect to a profit before income tax of $49,787 thousand. The effective tax rate differs from the nominal tax rate mainly due to permanent differences and treatment of tax credits in some jurisdictions.